UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Commencing on or after May 4, 2018, Target Corporation will send the following communication to shareholders with Target.com email addresses or who expressly consented to receive communications and vote by proxy via the Internet.

To Our Shareholders

At Target’s Annual Meeting of Shareholders to be held on June 13, 2018, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote. To help inform your perspective, Target’s 2018 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance and financial performance. Please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

Commencing on or after May 14, 2018, Target Corporation will send the following communication to certain shareholders in the Target 401(k) Plan for whom it has email addresses.

Subject: Target Corporation’s Annual Meeting of Shareholders – If You Have Not Already Voted, Exercise Your Right to Vote

If you have not already voted, exercise your right to vote

At Target’s Annual Meeting of Shareholders to be held on June 13, 2018, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote.

To help inform your perspective, Target’s 2018 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance and financial performance. You can either view the Proxy Statement online at www.proxyvote.com, or request a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

Voting is easy and can be done online, by phone or by mail. You will need your Control Number to vote, which was included in prior communications via email or physical mail (depending on your previously selected preferences). If you cannot locate your Control Number, call 1-866-232-3037 (U.S.) or 1-720-358-3640 (International) for assistance. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 11, 2018 to be counted.

If you have not already voted, please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

Voting process

METHOD	Internet	Telephone	Mail

Instruction

• Go to www.proxyvote.com

• Enter your Control Number and your four-digit PIN, which is the last four digits of your Social Security number if you are a current team member of Target Corporation

• Follow instructions on the screen

• Call 1-800-690-6903 • Have the information noted above for Internet voting, including your Control Number, available when you call • Follow the recorded instructions

• Request written proxy materials, which will include a proxy card, by visiting www.proxyvote.com, dialing 1-800-579-1639 or emailing sendmaterial@proxyvote.com

• Mark your selections on proxy card

• Date and sign your name exactly as it appears on proxy card

• Promptly mail proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request written proxy materials

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

• Participants in the Target 401(k) Plan – 6:00 a.m. Eastern Daylight Time on June 11, 2018

• Other Registered Shareholders or Beneficial Owners – 11:59 p.m. Eastern Daylight Time on June 12, 2018

Return promptly to ensure proxy card is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 11, 2018

Commencing on or after May 21, 2018, Target Corporation will send the following communication to certain Target team members.

Subject: From Your CEO, Brian Cornell – A Reminder to Vote Your 401(k) Shares by Monday, June 11, 2018

If you have not already voted, exercise your right to vote

You may have received a separate reminder email already, but I am sending you a personal note encouraging you to vote your shares held in the Target 401(k) Plan. Time is running out! The Annual Meeting of Shareholders is Wednesday, June 13, 2018 and the deadline for voting is 6:00 a.m. Eastern Daylight Time on Monday, June 11, 2018.

I want to highlight that voting is very easy, as described below. To vote electronically at www.proxyvote.com, you’ll need two pieces of information:

•	Your Control Number, which should have been received in earlier communication. If you cannot locate your Control Number, you can call 1-866-232-3037 (U.S.) or 1-720-358-3640 (International) for assistance.

•	Your PIN, which is the last four digits of your social security number if you are a current Target team member.

At Target’s Annual Meeting of Shareholders, owners of Target shares will vote on important business matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, I encourage you to participate in this important process by exercising your right to vote.

To help inform your perspective, Target’s 2018 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance and our recent financial performance. You can view our Proxy Statement online at www.proxyvote.com.

Voting is easy and can be done online, by phone or by mail. As I mentioned above, you will need your Control Number to vote, which was included in prior communications via email or physical mail (depending on your previously selected preferences). If you cannot locate your Control Number, call 1-866-232-3037 (U.S.) or 1-720-358-3640 (International) for assistance. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 11, 2018 to be counted.

Voting process

METHOD	Internet	Telephone	Mail

Instruction

• Go to www.proxyvote.com

• Enter your Control Number and your four-digit PIN, which is the last four digits of your Social Security number if you are a current team member of Target Corporation

• Follow instructions on the screen

• Call 1-800-690-6903 • Have the information noted above for Internet voting, including your Control Number, available when you call • Follow the recorded instructions

• Request written proxy materials, which will include a proxy card, by visiting www.proxyvote.com, dialing 1-800-579-1639 or emailing sendmaterial@proxyvote.com

• Mark your selections on proxy card

• Date and sign your name exactly as it appears on proxy card

• Promptly mail proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request written proxy materials

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

• Participants in the Target 401(k) Plan - 6:00 a.m. Eastern Daylight Time on June 11, 2018

• Other Registered Shareholders or Beneficial Owners - 11:59 p.m. Eastern Daylight Time on June 12, 2018

Return promptly to ensure it is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 11, 2018